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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) - January 24, 2000

                           -------------------------

                             FINANTRA CAPITAL, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                   0-22681                             13-3571419
----------------------------------------  ------------------------------------  ------------------------------------
(State or other jurisdiction of                (Commission File Number)                  (IRS Employer
        incorporation)                                                                 Identification No.)

        150 SOUTH PINE ISLAND ROAD, SUITE 500, PLANTATION, FLORIDA                             33324
-----------------------------------------------------------------------------  -------------------------------------
               (Address of principal executive offices)                                     (Zip Code)
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                                 (954) 577-9225
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

                           -------------------------

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)


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         ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         The registrant has engaged Pricewaterhouse Coopers LLP as its principal accountants to replace its former principal accountants, Daszkal, Bolton, Manela, Devlin & Co. The change was made effective January 24, 2000. The decision to change accountants was approved by the Audit Committee of the registrant. Neither of the reports of the former principal accountants on the financial statements of the registrant for the past two years contained an adverse opinion or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the two most recent fiscal years of the registrant and the subsequent interim period through January 24, 2000, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused them to make reference to the subject matter of the disagreements in connection with their report.

         During the registrant's two most recent fiscal years and the subsequent interim period, the registrant has not consulted Pricewaterhouse Coopers LLP regarding any matter requiring disclosure under Regulation S-K, Item 304(a)(2).
The registrant has provided Daszkal, Bolton, Manela, Devlin & Co. with a copy of this disclosure and has requested that Daszkal, Bolton, Manela, Devlin & Co.
furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Daszkal, Bolton, Manela, Devlin & Co.'s letter to the SEC dated January 24, 2000, is filed as Exhibit 16 to this Report on Form
8-K.

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)     Exhibits

             No.               Description
             ---               -----------
             16                Letter from Daszkal, Bolton, Manela, Devlin & Co.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FINANTRA CAPITAL, INC.

Dated:  January 25, 2000                     By: /s/ Robert D. Press
                                                 ------------------------
                                                 Chairman of the Board

                                      -2-

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                                  EXHIBIT INDEX

        NO.                            DESCRIPTION
        ---                            -----------
        16        Letter from Daszkal, Bolton, Manela, Devlin & Co.

                                      -3-